Exhibit 99(b)

                                                                     Page 1 of 7


                    CULP, INC. FINANCIAL INFORMATION RELEASE
                         CONSOLIDATED STATEMENTS OF LOSS
FOR THE THREE MONTHS AND NINE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                                     THREE MONTHS ENDED
                                                            -------------------------------------------------------------
                                                                    Amounts                          Percent of Sales
                                                            ------------------------            -------------------------
                                                            January 29,  January 30,   % Over   January 29,   January 30,
                                                                2006         2005      (Under)     2006          2005
                                                            -----------  -----------  --------  -----------   -----------
Net sales                                                   $   61,035       69,060     (11.6)%    100.0 %       100.0 %
Cost of sales                                                   56,858       66,493     (14.5)%     93.2 %        96.3 %
                                                            -----------  -----------  --------  -----------   -----------
    Gross profit                                                 4,177        2,567      62.7 %      6.8 %         3.7 %

Selling, general and
 administrative expenses                                         6,098        8,191     (25.6)%     10.0 %        11.9 %
Restructuring expense                                              343        1,135     (69.8)%      0.6 %         1.6 %
                                                            -----------  -----------  --------  -----------   -----------
    Loss from operations                                        (2,264)      (6,759)     66.5 %     (3.7)%        (9.8)%

Interest expense                                                 1,063          912      16.6 %      1.7 %         1.3 %
Interest income                                                    (43)         (42)      2.4 %     (0.1)%        (0.1)%
Other expense                                                      135           49     175.5 %      0.2 %         0.1 %
                                                            -----------  -----------  --------  -----------   -----------
    Loss before income taxes                                    (3,419)      (7,678)     55.5 %     (5.6)%       (11.1)%

Income taxes*                                                   (1,250)      (2,801)    (55.4)%     36.6 %        36.5 %
                                                            -----------  -----------  --------  -----------   -----------
    Net loss                                                $   (2,169)      (4,877)     55.5 %     (3.6)%        (7.1)%
                                                            ===========  ===========  ========  ===========   ===========

Net loss per share-basic                                        ($0.19)      ($0.42)    (54.8)%
Net loss per share-diluted                                      ($0.19)      ($0.42)    (54.8)%
Net loss per share, diluted, excluding restructuring            ($0.10)      ($0.13)    (23.1)%
 and related charges (see proforma
 statement on page 6)
Average shares outstanding-basic                                11,562       11,550       0.1 %
Average shares outstanding-diluted                              11,562       11,550       0.1 %


                                                                                    NINE MONTHS ENDED
                                                            -------------------------------------------------------------
                                                                    Amounts                          Percent of Sales
                                                            ------------------------            -------------------------
                                                            January 29,  January 30,   % Over   January 29,   January 30,
                                                                2006         2005      (Under)     2006          2005
                                                            -----------  -----------  --------  -----------   -----------
Net sales                                                   $  190,383      212,315     (10.3)%    100.0 %       100.0 %
Cost of sales                                                  174,098      191,506      (9.1)%     91.4 %        90.2 %
                                                            -----------  -----------  --------  -----------   -----------
    Gross profit                                                16,285       20,809     (21.7)%      8.6 %         9.8 %

Selling, general and
 administrative expenses                                        22,480       26,309     (14.6)%     11.8 %        12.4 %
Goodwill impairment                                                  0        5,126    (100.0)%      0.0 %         2.4 %
Restructuring expense                                            6,581        2,289     187.5 %      3.5 %         1.1 %
                                                            -----------  -----------  --------  -----------   -----------
    Loss from operations                                       (12,776)     (12,915)      1.1 %     (6.7)%        (6.1)%

Interest expense                                                 2,955        2,789       6.0 %      1.6 %         1.3 %
Interest income                                                    (78)         (98)    (20.4)%     (0.0)%        (0.0)%
Other expense                                                      481          436      10.3 %      0.3 %         0.2 %
                                                            -----------  -----------  --------  -----------   -----------
    Loss before income taxes                                   (16,134)     (16,042)     (0.6)%     (8.5)%        (7.6)%

Income taxes*                                                   (5,873)      (5,920)     (0.8)%     36.4 %        36.9 %
                                                            -----------  -----------  --------  -----------   -----------
    Net loss                                                $  (10,261)     (10,122)     (1.4)%     (5.4)%        (4.8)%
                                                            ===========  ===========  ========  ===========   ===========

Net loss per share-basic                                        ($0.89)      ($0.88)      1.1 %
Net loss per share-diluted                                      ($0.89)      ($0.88)      1.1 %
Net loss per share, diluted, excluding restructuring            ($0.18)      ($0.18)      0.0 %
 and related charges and goodwill impairment (see proforma
 statement on page 7)
Average shares outstanding-basic                                11,557       11,549       0.1 %
Average shares outstanding-diluted                              11,557       11,549       0.1 %

* Percent of sales column for income taxes is calculated as a % of loss before income taxes.

                    CULP, INC. FINANCIAL INFORMATION RELEASE                               Page 2 of 7
                           CONSOLIDATED BALANCE SHEETS
               JANUARY 29, 2006, JANUARY 30, 2005 AND MAY 1, 2005
                                   (UNAUDITED)
                             (Amounts in Thousands)

                                                   Amounts                   Increase
                                           ------------------------         (Decrease)
                                           January 29,  January 30,   ---------------------   * May 1,
                                              2006         2005         Dollars    Percent      2005
                                           -----------  -----------   ----------  ---------   --------
Current assets
    Cash and cash equivalents              $   12,870       13,020         (150)      (1.2)%    5,107
    Accounts receivable                        28,485       26,681        1,804        6.8 %   28,824
    Inventories                                42,099       46,649       (4,550)      (9.8)%   50,499
    Deferred income taxes                       7,054        4,910        2,144       43.7 %    7,054
    Other current assets                        1,649        1,088          561       51.6 %    2,691
                                           -----------  -----------   ----------  ---------   --------
        Total current assets                   92,157       92,348         (191)      (0.2)%   94,175

Property, plant & equipment, net               52,562       71,024      (18,462)     (26.0)%   66,032
Goodwill                                        4,114        4,114            0        0.0 %    4,114
Deferred income taxes                          15,731        7,115        8,616      121.1 %   10,086
Other assets                                    1,775        1,330          445       33.5 %    1,716
                                           -----------  -----------   ----------  ---------   --------
        Total assets                       $  166,339      175,931       (9,592)      (5.5)%  176,123
                                           ===========  ===========   ==========  =========   ========

Current liabilities
    Current maturities of long-term debt   $    8,049          584        7,465    1,278.3 %    8,110
    Accounts payable                           20,669       15,580        5,089       32.7 %   22,852
    Accrued expenses                            9,751        9,568          183        1.9 %    9,556
    Accrued restructuring                       4,299        5,093         (794)     (15.6)%    5,850
    Income taxes payable                          635        1,690       (1,055)     (62.4)%    1,544
                                           -----------  -----------   ----------  ---------   --------
        Total current liabilities              43,403       32,515       10,888       33.5 %   47,912

Long-term debt, less current maturities        47,229       49,975       (2,746)      (5.5)%   42,440
                                           -----------  -----------   ----------  ---------   --------

        Total liabilities                      90,632       82,490        8,142        9.9 %   90,352

Shareholders' equity                           75,707       93,441      (17,734)     (19.0)%   85,771
                                           -----------  -----------   ----------  ---------   --------
        Total liabilities and
         shareholders' equity              $  166,339      175,931       (9,592)      (5.5)%  176,123
                                           ===========  ===========   ==========  =========   ========
Shares outstanding                             11,566       11,550           16        0.1 %   11,551
                                           ===========  ===========   ==========  =========   ========

* Derived from audited financial statements

                    CULP, INC. FINANCIAL INFORMATION RELEASE                        Page 3 of 7
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE NINE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                             (Amounts in Thousands)

                                                                         NINE MONTHS ENDED
                                                                     -------------------------
                                                                              Amounts
                                                                     -------------------------
                                                                     January 29,   January 30,
                                                                         2006         2005
                                                                     -----------   -----------
Cash flows from operating activities:
    Net loss                                                         $  (10,261)      (10,122)
    Adjustments to reconcile net loss to net cash
     provided by operating activities:
        Depreciation                                                     12,275        14,505
        Amortization of other assets                                         70           100
        Stock-based compensation                                            139           157
        Goodwill impairment                                                   0         5,126
        Deferred income taxes                                            (5,645)       (6,907)
        Restructuring expense                                             6,581         2,289
        Changes in assets and liabilities:
            Accounts receivable                                             339         4,038
            Inventories                                                   8,400         2,396
            Other current assets                                          1,042           546
            Other assets                                                   (129)          120
            Accounts payable                                             (1,695)        1,659
            Accrued expenses                                                195        (3,460)
            Accrued restructuring                                        (5,075)       (1,733)
            Income taxes payable                                           (909)         (160)
                                                                     -----------   -----------
                Net cash provided by operating activities                 5,327         8,554
                                                                     -----------   -----------
Cash flows from investing activities:
    Capital expenditures                                                 (5,428)       (8,216)
    Proceeds from the sale of buildings and equipment                     3,950             0
                                                                     -----------   -----------
                Net cash used in investing activities                    (1,478)       (8,216)
                                                                     -----------   -----------
Cash flows from financing activities:
    Payments on vendor-financed capital expenditures                       (871)       (1,430)
    Payments on long-term debt                                             (292)         (471)
    Proceeds from issuance of long-term debt                              5,020             0
    Proceeds from common stock issued                                        57            15
                                                                     -----------   -----------
                Net cash provided by (used in) financing activities       3,914        (1,886)
                                                                     -----------   -----------

Increase (decrease) in cash and cash equivalents                          7,763        (1,548)
Cash and cash equivalents at beginning of period                          5,107        14,568
                                                                     -----------   -----------
Cash and cash equivalents at end of period                           $   12,870        13,020
                                                                     ============  ===========

Free Cash Flow (1)                                                   $    2,978        (1,092)
                                                                     ============  ===========

----------------------------------------------------------------------------------------------
(1)  Free Cash Flow reconciliation is as follows:
                                                                       3rd Qtr       3rd Qtr
                                                                       FY 2006       FY 2005
                                                                     -------------------------
A) Net cash provided by operating activities                         $    5,327         8,554
B) Minus: Capital Expenditures                                           (5,428)       (8,216)
C) Add: Proceeds from the sale of buildings and equipment                 3,950             0
D) Minus: Payments on vendor-financed capital expenditures                 (871)       (1,430)
                                                                     -----------   -----------
                                                                     $    2,978        (1,092)
                                                                     ============  ===========
----------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE                                            Page 4 of 7
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
        FOR THE THREE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                             (Amounts in thousands)

                                                                                THREE MONTHS ENDED
                                                       -------------------------------------------------------------
                                                               Amounts                       Percent of Total Sales
                                                       ------------------------             ------------------------
                                                       January 29,  January 30,    % Over   January 29,   January 30,
Net Sales by Segment                                      2006         2005        (Under)      2006          2005
-----------------------------------------------------  -----------  -----------   --------- -----------   -----------
Mattress Fabrics                                       $   22,681       25,576      (11.3)%      37.2 %        37.0 %
Upholstery Fabrics                                         38,354       43,484      (11.8)%      62.8 %        63.0 %
                                                       -----------  -----------   --------- -----------   -----------

     Net Sales                                         $   61,035       69,060      (11.6)%     100.0 %       100.0 %
                                                       ===========  ===========   ========= ===========   ===========

Gross Profit by Segment                                                                        Gross Profit Margin
-----------------------------------------------------                                       ------------------------
Mattress Fabrics                                       $    3,442        3,478       (1.0)%      15.2 %        13.6 %
Upholstery Fabrics                                          2,070        3,391      (39.0)%       5.4 %         7.8 %
                                                       -----------  -----------   --------- -----------   -----------
     Subtotal                                               5,512        6,869      (19.8)%       9.0 %         9.9 %

Restructuring related charges                              (1,335)(1)   (4,302)(3)   69.0 %      (2.2)%        (6.2)%
                                                       -----------  -----------   --------- -----------   -----------

     Gross Profit                                      $    4,177        2,567       62.7 %       6.8 %         3.7 %
                                                       ===========  ===========   ========= ===========   ===========

Sales, General and Administrative expenses by Segment                                           Percent of Sales
-----------------------------------------------------                                       ------------------------
Mattress Fabrics                                       $    1,643        1,889      (13.0)%       7.2 %         7.4 %
Upholstery Fabrics                                          3,717        5,401      (31.2)%       9.7 %        12.4 %
Unallocated Corporate expenses                                738          901      (18.1)%       1.2 %         1.3 %
                                                       -----------  -----------   --------- -----------   -----------

    Selling, General and Administrative expenses       $    6,098        8,191      (25.6)%      10.0 %        11.9 %
                                                       ===========  ===========   ========= ===========   ===========

Operating Income (loss) by Segment                                                    Operating Income (Loss) Margin
-----------------------------------------------------                                 ------------------------------

Mattress Fabrics                                       $    1,799        1,589       13.2 %       7.9 %         6.2 %
Upholstery Fabrics                                         (1,647)      (2,010)     (18.1)%      (4.3)%        (4.6)%
Unallocated corporate expenses                               (738)        (901)      18.1 %      (1.2)%        (1.3)%
                                                       -----------  -----------   --------- -----------   -----------
        Subtotal                                             (586)      (1,322)     (55.7)%      (1.0)%        (1.9)%

Restructuring and related charges                          (1,678)(2)   (5,437)(4)   69.1 %      (2.7)%        (7.9)%
                                                       -----------  -----------   --------- -----------   -----------
     Operating loss                                    $   (2,264)      (6,759)      66.5 %      (3.7)%        (9.8)%
                                                       ===========  ===========   ========= ===========   ===========

Depreciation by Segment
-----------------------------------------------------
Mattress Fabrics                                       $      965          912        5.8 %
Upholstery Fabrics                                          1,366        2,330      (41.4)%
                                                       -----------  -----------   ---------
        Subtotal                                            2,331        3,242      (28.1)%
Accelerated Depreciation                                      108        4,363      (97.5)%
                                                       -----------  -----------   ---------
Total Depreciation                                     $    2,439        7,605      (67.9)%
                                                       ===========  ===========   =========

(1) The $1.3 million represents restructuring related charges primarily for inventory markdowns, termination benefits and other operating costs associated with plant facilities that are in the process of being closed or are closed, and accelerated depreciation.
(2) The $1.7 million represents restructuring and related charges primarily for inventory markdowns, termination benefits and other operating costs associated with the closing of or closed plant facilities, asset movement costs, accelerated depreciation, and lease termination costs.
(3) The $4.3 million represents represents restructuring related charges for accelerated depreciation.
(4) The $5.4 million represents represents restructuring and related charges primarily for accelerated depreciation, asset movement costs, lease termination costs, and fixed asset write-downs.

                    CULP, INC. FINANCIAL INFORMATION RELEASE                                       Page 5 of 7
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
         FOR THE NINE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                             (Amounts in thousands)

                                                                     NINE MONTHS ENDED
                                              -----------------------------------------------------------------
                                                      Amounts                         Percent of Total Sales
                                              ------------------------               --------------------------
                                              January 29,   January 30,   % Over     January 29,   January 30,
Net Sales by Segment                             2006         2005        (Under)      2006          2005
----------------------------------------      -----------   ----------   ----------  ------------  ------------
Mattress Fabrics                           $      69,586       78,414     (11.3)%         36.6 %        36.9 %
Upholstery Fabrics                               120,797      133,901      (9.8)%         63.4 %        63.1 %
                                              -----------   ----------   ----------  ------------  ------------

     Net Sales                             $     190,383      212,315     (10.3)%        100.0 %       100.0 %
                                              ===========   ==========   ==========  ============  ============

Gross Profit by Segment                                                                 Gross Profit Margin
----------------------------------------                                             --------------------------
Mattress Fabrics                           $       9,839       12,735     (22.7)%         14.1 %        16.2 %
Upholstery Fabrics                                10,027       13,575     (26.1)%          8.3 %        10.1 %
                                              -----------   ----------   ----------  ------------  ------------
     Subtotal                                     19,866       26,310     (24.5)%         10.4 %        12.4 %

Restructuring related charges                     (3,581)(1)   (5,501)(4)  34.9 %         (1.9)%        (2.6)%
                                              -----------   ----------   ----------  ------------  ------------

     Gross Profit                          $      16,285       20,809     (21.7)%          8.6 %         9.8 %
                                              ===========   ==========   ==========  ============  ============

Sales, General and Administrative
  expenses by Segment                                                                     Percent of Sales
----------------------------------------                                             --------------------------
Mattress Fabrics                           $       5,016        5,569      (9.9)%          7.2 %         7.1 %
Upholstery Fabrics                                12,120       17,992     (32.6)%         10.0 %        13.4 %
Unallocated Corporate expenses                     2,322        2,748     (15.5)%          1.2 %         1.3 %
                                              -----------   ----------   ----------  ------------  ------------
     Subtotal                                     19,458       26,309     (26.0)%         10.2 %        12.4 %

Restructuring related charges                      3,022 (2)        0     100.0 %          1.6 %         0.0 %
                                              -----------   ----------   ----------  ------------  ------------

 Selling, General and Administrative
    expenses                               $      22,480       26,309     (14.6)%         11.8 %        12.4 %
                                              ===========   ==========   ==========  ============  ============

Operating Income (loss)  by Segment                                            Operating Income (Loss) Margin
----------------------------------------                                       -------------------------------
Mattress Fabrics                           $       4,823        7,166     (32.7)%          6.9 %         9.1 %
Upholstery Fabrics                                (2,093)      (4,417)     52.6 %         (1.7)%        (3.3)%
Unallocated corporate expenses                    (2,322)      (2,748)     15.5 %         (1.2)%        (1.3)%
                                              -----------   ----------   ----------  ------------  ------------
        Subtotal                                     408            1      40.7 %          0.2 %         0.0 %

Goodwill impairment                                    0       (5,126)(5)(100.0)%          0.0 %        (2.4)%
Restructuring and related charges                (13,184)(3)   (7,790)(6) (69.2)%         (6.9)%        (3.7)%
                                              -----------   ----------   ----------  ------------  ------------

     Operating loss                        $     (12,776)     (12,915)      1.1 %         (6.7)%        (6.1)%
                                              ===========   ==========   ==========  ============  ============

Depreciation by Segment
----------------------------------------
Mattress Fabrics                           $       2,714        2,743      (1.1)%
Upholstery Fabrics                                 4,582        7,184     (36.2)%
                                              -----------   ----------   ----------
     Subtotal                                      7,296        9,927     (26.5)%
Accelerated Depreciation                           4,979        4,578       8.8 %
                                              -----------   ----------   ----------
Total Depreciation                         $      12,275       14,505     (15.4)%
                                              ===========   ==========   ==========

(1) The $3.6 million represents restructuring related charges primarily for accelerated depreciation, inventory markdowns, termination benefits and other operating costs associated with plant facilities that are in the process of being closed or are closed.
(2)    The $3.0 million represents accelerated depreciation.
(3) The $13.2 million represents restructuring and related charges primarily for accelerated depreciation, write-downs of buildings and equipment, asset movement costs, termination benefits and other operating costs associated with plant facilities that are in the process of being closed or are closed, inventory markdowns, and lease termination costs.
(4) The $5.5 million represents restructuring related charges primarily for accelerated depreciation and inventory markdowns.
(5) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.
(6) The $7.8 million represents restructuring and related charges primarily for accelerated depreciation, termination benefits, inventory markdowns, asset movement costs, lease termination costs, and fixed asset write-downs.

                                  CULP, INC.                                                                            Page 6 of 7
                    PROFORMA CONSOLIDATED STATEMENTS OF LOSS
        FOR THE THREE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                               THREE MONTHS ENDED
                -------------------------------------------------------------------------------------------------------------------
                                                    January 29,                                           January 30,
                                                    2006                                                  2005              Pro-
                As Reported                         Proforma          As Reported                         Proforma           forma
                January 29,  % of             % of  Net of       % of January 30,  % of              % of Net of       % of % Over
                2006        Sales Adjustments Sales Adjustments Sales 2005        Sales Adjustments Sales Adjustments Sales (Under)
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
Net sales       $  61,035  100.0%       0             61,035   100.0%   69,060   100.0%        0            69,060   100.0% -11.6%
Cost of sales      56,858   93.2%  (1,335)  -2.2%(1)  55,523    91.0%   66,493    96.3%   (4,302) -6.2%(3)  62,191    90.1% -10.7%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Gross profit       4,177    6.8%  (1,335)  -2.2%      5,512     9.0%    2,567     3.7%   (4,302) -6.2%      6,869     9.9% -19.8%

Selling, general
 and
 administrative
 expenses           6,098   10.0%       0    0.0%      6,098    10.0%    8,191    11.9%        0   0.0%      8,191    11.9%  -25.6%
Restructuring
 expense              343    0.6%    (343)  -0.6%(2)       0     0.0%    1,135     1.6%   (1,135) -1.6%(4)       0     0.0%    0.0%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Loss from
  operations       (2,264)  -3.7%  (1,678)  -2.7%       (586)   -1.0%   (6,759)   -9.8%   (5,437) -7.9%     (1,322)   -1.9%  -55.7%

Interest expense    1,063    1.7%       0    0.0%      1,063     1.7%      912     1.3%        0   0.0%        912     1.3%   16.6%
Interest income       (43)  -0.1%       0    0.0%        (43)   -0.1%      (42)   -0.1%        0   0.0%        (42)   -0.1%    2.4%
Other expense         135    0.2%       0    0.0%        135     0.2%       49     0.1%        0   0.0%         49     0.1%  175.5%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Loss before
  income taxes     (3,419)  -5.6%  (1,678)  -2.7%     (1,741)   -2.9%   (7,678)  -11.1%   (5,437) -7.9%     (2,241)   -3.2%  -22.3%

Income taxes (5)   (1,250)  36.6%    (637)  38.0%       (613)   35.2%   (2,801)   36.5%   (2,050) 37.7%       (751)   33.5%  -18.3%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
Net loss        $  (2,169)  -3.6%  (1,041)  -1.7%     (1,128)   -1.8%   (4,877)   -7.1%   (3,387) -4.9%     (1,490)   -2.2%  -24.3%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------

Net loss per
 share-basic       ($0.19)         ($0.09)            ($0.10)           ($0.42)           ($0.29)           ($0.13)

Net loss per
 share-diluted     ($0.19)         ($0.09)            ($0.10)           ($0.42)           ($0.29)           ($0.13)
Average shares
 outstanding-
 basic             11,562          11,562             11,562            11,550            11,550            11,550

Average shares
 outstanding-
 dilut             11,562          11,562             11,562            11,550            11,550            11,550


Notes:
(1) The $1.3 million represents restructuring related charges primarily for inventory markdowns, termination benefits and other operating costs associated with plant facilities that are in the process of being closed or are closed, and accelerated depreciation.
(2) The $343,000 represents asset movement costs, termination benefits, and lease termination costs.
(3) The $4.3 million represents restructuring related charges primarily for accelerated depreciation.
(4) The $1.1 million represents restructuring charges primarily for asset movement costs, lease termination costs, and fixed asset write-downs.
(5) The percent of net sales column for income taxes is calculated as a % of loss before income taxes.

                                   CULP, INC.
                    PROFORMA CONSOLIDATED STATEMENTS OF LOSS                                                       Page 7 of 7
         FOR THE NINE MONTHS ENDED JANUARY 29, 2006 AND JANUARY 30, 2005
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)

                                                                 NINE MONTHS ENDED
                -------------------------------------------------------------------------------------------------------------------
                                                    January 29,                                           January 30,
                                                    2006                                                  2005               Pro-
                As Reported                         Proforma          As Reported                         Proforma           forma
                January 29,  % of              % of Net of       % of January 30,  % of             % of  Net of       % of % Over
                2006        Sales Adjustments Sales Adjustments Sales 2005        Sales Adjustments Sales Adjustments Sales (Under)
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
Net sales       $ 190,383  100.0%       0            190,383   100.0% 212,315    100.0%       0           212,315    100.0% -10.3%
Cost of sales     174,098   91.4%  (3,581) -1.9%(1)  170,517    89.6% 191,506     90.2%  (5,501) -2.6%(4) 186,005     87.6%  -8.3%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Gross profit      16,285    8.6%  (3,581) -1.9%      19,866    10.4%  20,809      9.8%  (5,501) -2.6%     26,310     12.4% -24.5%

Selling, general
 and
 administrative
 expenses          22,480   11.8%  (3,022) -1.6%(2)   19,458    10.2%  26,309     12.4%       0   0.0%     26,309     12.4% -26.0%
Goodwill
 impairment             0    0.0%       0   0.0%           0     0.0%   5,126      2.4%  (5,126) -2.4%(5)       0      0.0%   0.0%
Restructuring
 expense            6,581    3.5%  (6,581) -3.5%(3)        0     0.0%   2,289      1.1%  (2,289) -1.1%(6)       0      0.0%   0.0%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Income (loss)
 from operations  (12,776)  -6.7% (13,184) -6.9%         408     0.2% (12,915)    -6.1% (12,916) -6.1%          1      0.0% 40700.0%

Interest expense    2,955    1.6%       0   0.0%       2,955     1.6%   2,789      1.3%       0   0.0%      2,789      1.3%   6.0%
Interest income       (78)   0.0%       0   0.0%         (78)    0.0%     (98)     0.0%       0   0.0%        (98)     0.0% -20.4%
Other expense         481    0.3%       0   0.0%         481     0.3%     436      0.2%       0   0.0%        436      0.2%  10.3%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
 Loss before
 income taxes     (16,134)  -8.5% (13,184) -6.9%      (2,950)   -1.5% (16,042)    -7.6% (12,916) -6.1%     (3,126)    -1.5%  -5.6%

Income taxes (7)   (5,873)  36.4%  (5,010) 38.0%        (863)   29.3%  (5,920)    36.9%  (4,873) 37.7%     (1,047)    33.5% -17.6%
                ----------------- ----------------- ----------------- ----------------- ----------------- ----------------- -------
Net loss        $ (10,261)  -5.4%  (8,174) -4.3%      (2,087)   -1.1% (10,122)    -4.8%  (8,043) -3.8%     (2,079)    -1.0%   0.4%
                ================= ================= ================= ================= ================= ================= =======

Net loss per
 share-basic       ($0.89)         ($0.71)            ($0.18)          ($0.88)           ($0.70)           ($0.18)

Net loss per
 share-diluted     ($0.89)         ($0.71)            ($0.18)          ($0.88)           ($0.70)           ($0.18)

Average shares
 outstanding-
 basic             11,557          11,557             11,557           11,549            11,549            11,549

Average shares
 outstanding-
 diluted           11,557          11,557             11,557           11,549            11,549            11,549

Notes:
(1) The $3.6 million represents restructuring related charges primarily for accelerated depreciation, inventory markdowns, termination benefits and other operating costs associated with plant facilities that are in the process of being closed or are closed.
(2)   The $3.0 million represents accelerated depreciation.
(3) The $6.5 million represents write-downs of buildings and equipment, asset movement costs, termination benefits, and lease termination costs.
(4) The $5.5 million represents restructuring related charges primarily for accelerated depreciation and inventory markdowns.
(5) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.
(6) The $2.3 million represents restructuring charges primarily for termination benefits, asset movement costs, lease termination costs, and fixed asset write-downs.
(7) The percent of net sales column for income taxes is calculated as a % of loss before income taxes.